Calyon 2nd
Annual
Utilities & Energy Merchant Conference
Calyon 2nd
Annual
Utilities & Energy Merchant Conference
November 30, 2006
New York
Investor & Public
Relations:
Norelle Lundy, Vice President Hillarie
Forister,
Senior Analyst (713) 507-6466 ir@dynegy.com
Exhibit 99.1
Filed by Dynegy Acquisition, Inc.
Pursuant to Rule 425 of the Securities Act of 1933, as amended, and deemed filed pursuant to Rule 14a-12 of the Securities Exchange Act of 1934, as amended
Subject Company: Dynegy Inc.
Commission File No: 001-15659

FORWARD-LOOKING STATEMENTS
FORWARD-LOOKING STATEMENTS
This presentation contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements.” You can identify these statements, including those relating to Dynegy’s 2006 financial estimates, by the fact that they do not relate strictly to historical or current facts.  Management cautions that any or all of Dynegy’s forward-looking statements may turn out to be wrong.  Please read Dynegy’s annual, quarterly and current reports under the Securities Exchange Act of 1934, including its 2005 Form 10-K, as amended, and first, second and third quarter 2006 Form 10-Qs for additional information about the risks, uncertainties and other factors affecting these forward-looking statements and Dynegy generally.  Dynegy’s actual future results may vary materially from those expressed or implied in any forward-looking statements.  All of Dynegy’s forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements.  In addition, Dynegy disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.
In connection with the LS Power transaction announced on September 15, 2006, Dynegy will file a proxy statement/prospectus with the SEC.
INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE IMPORTANT INFORMATION CONTAINED IN THE MATERIALS
REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE.  IT WILL CONTAIN IMPORTANT INFORMATION ABOUT
DYNEGY, LS POWER, THE NEW COMPANY AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a copy of the proxy statement/prospectus and other documents containing information about Dynegy and LS Power, free of charge, at the SEC’s web site at www.sec.gov and at Dynegy’s web site at www.dynegy.com. Copies of the proxy statement/prospectus may also be obtained by writing
Dynegy Inc. Investor Relations, 1000 Louisiana Street, Suite 5800, Houston, Texas 77002 or by calling 713-507-6466.
Dynegy, LS Power and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Dynegy’s shareholders with respect to the proposed transaction.  Information regarding
Dynegy’s directors and executive officers is available in the company’s proxy statement for its 2006 Annual Meeting of Shareholders, dated
April 3, 2006.  Additional information regarding the interests of such potential participants will be included in the forthcoming proxy statement/prospectus and other relevant documents filed with the SEC when they become available.
Non-GAAP Financial Measures: We use the non-GAAP financial measures “EBITDA” and “free cash flow” in these materials.
EBITDA is a non-GAAP financial measure.  Consolidated EBITDA can be reconciled to Net income (loss) using the following calculation: Net income (loss) less Income tax benefit (expense), plus Interest expense and Depreciation and amortization expense equals EBITDA.
Management and some members of the investment community utilize EBITDA to measure financial performance on an ongoing basis.
However, EBITDA should not be used in lieu of GAAP measures such as net income and cash flow from operations.
Free cash flow is a non-GAAP financial measure.  Free cash flow can be reconciled to operating cash flow using the following calculation:
Operating cash flow plus investing cash flow (consisting of asset sale proceeds less business acquisition costs, capital expenditures and changes in restricted cash) equals free cash flow.  We use free cash flow to measure the cash generating ability of our operating asset-based energy business relative to our capital expenditure obligations. Free cash flow should not be used in lieu of GAAP measures with respect to cash flows and should not be interpreted as available for discretionary expenditures, as mandatory expenditures such as debt obligations are not deducted from the measure.

RECENT ACTIVITIES
RECENT ACTIVITIES
Closed sale of Rockingham peaking facility for $195 MM cash
Repaid $150 MM term loan with proceeds from asset sale
Remainder of proceeds to be used as additional source of liquidity
Announced plan to release 2007 cash flow and earnings estimates on
December 13
Please visit the “News & Financials” section of
our website at www.dynegy.com for more details

3Q 2006 OVERVIEW
3Q 2006 OVERVIEW
3Q 2006 net income applicable to common stockholders, excluding after-tax significant items of $98 MM, improved despite lower market prices and volumes
Commercial strategy is capturing value: GEN-MW up 25%, excluding asset impairment
Exchanged Sithe subordinated debt for DHI senior unsecured notes, reducing face value of debt outstanding by approximately $120 MM
Entered into agreement with Illinois EPA to reduce mercury emissions 90% by 2015, leading to further reductions in SO
2
, NO
x
and particulate matter, which is expected
to make our fleet one of the cleanest in North America
Successfully participated in Illinois auction process to supply a portion of Ameren’s full-requirements load
Settled Enron trade credit litigation, resolving last major legacy legal claim
Announced proposed LS Power combination and development joint venture

DYNEGY – LS POWER COMBINATION
DYNEGY – LS POWER COMBINATION
Dynegy and LS Power to combine 100% of each company’s power generation assets, creating a 20,000+ MW portfolio with enhanced fuel and geographic diversity
Dynegy to acquire 50% interest in LS Power’s generation development business, as well as organic growth opportunities through existing repowering platform
Transaction expected to be immediately and increasingly accretive to free cash flow, leading to increased value for shareholders
Portfolios fit well together with highly complementary qualities
Completion of liability management activities earlier this year allows Dynegy to pursue growth opportunities
Combination creates a leading power generator with
enhanced competitive position in key U.S. regions
and multiple options to deliver value to shareholders

DYNEGY

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

NEW DYNEGY PORTFOLIO
NEW DYNEGY PORTFOLIO
Strategically concentrated portfolio in key regions
with strong new position in California
Note: Plum Point 1 currently under construction.
MW totals exclude development and repowerings.
Primary Fuel Type
Nameplate Capacity (MW)
More than 900 MW
500 MW to 900 MW
150 MW to 500 MW
Less than 150 MW
LS Power - Operating
Coal
Gas
Gas/Oil
Wind
LS Power - Development
Dynegy Inc.
West
5,232 MW
Midwest
8,976 MW
Northeast
4,373 MW
Transmission

DIVERSIFIED AND BALANCED PORTFOLIO

DYNEGY

Dynegy | LS Power | Combined

Geographic Diversity

Dispatch Diversity

South 12.8%
West 0.4%
Northeast 23.5%
Midwest 63.3%
West 63.4%
Northeast 19.2%
Midwest 17.4%
South 7.6%
West 26.0%
Northeast 21.8%
Midwest 44.6%
Baseload 35.5%
Intermediate 19.3%
Peaking 45.2%
Baseload 28.0%
Intermediate 43.6%
Peaking 28.4%
Baseload 32.5%
Intermediate 29.2%
Peaking 38.3%

Fuel Diversity

Coal/Oil	21.2%
Dual Fuel	6.7%
Gas - CCGT	32.8%
Gas - Simple Cycle	39.3%

A complementary mix of geographic locations with baseload, intermediate and peaking capabilities

Note: Includes Plum Point, which is under construction.

7

DYNEGY

Building Shareholder Value

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

DYNEGY’S NEW VALUE PLATFORM
DYNEGY’S NEW VALUE PLATFORM
Development
Opportunities
• Brownfield
• Greenfield
• Repowering
New Efficient Peaking Fleet
Intermediate Cycle Gas-Fired Facilities
Baseload Coal Facilities With Strong Cash Flows
Proven Management Team With Focus on Shareholder Value
Addition of contracted
cash flow from LS Power
Dynegy’s coal fleet generates
strong cash flow
Significant operating leverage
to market recovery
Development JV with
identified growth
Key value tenet for LS Power
Comprehensive platform for creating and capturing value
during each stage of the market and demand cycle

MULTIPLE VALUE OPTIONS FOR INVESTORS
MULTIPLE VALUE OPTIONS FOR INVESTORS
Immediate free cash flow
per share accretion
Predictable cash flow
stream
Rapid deleveraging of
balance sheet
Creates value for
common shareholders
Enhanced fuel, dispatch
and geographic diversity
Track record of strong
operational performance
and opportunistic
commercial approach
Significant presence in
key regions as power
recovery continues
Established vehicle for
future growth
Ability to increase
portfolio without
substantial impact to
cost structure
Better positioned to
participate in future
sector consolidation
Financial Stability
and Rapid
Deleveraging
Financial Stability
and Rapid
Deleveraging
Enhanced Scale,
Diversity and
Market Position
Enhanced Scale,
Diversity and
Market Position
Long-Term
Investment Outlook
and Proven
Development
Platform
Long-Term
Investment Outlook
and Proven
Development
Platform
Near-Term
Value
Near-Term
Value
Medium-Term
Value
Medium-Term
Value
Long-Term
Value
Long-Term
Value
Unique platform to deliver shareholder value

DYNEGY’S NEW TO-DO LIST
DYNEGY’S NEW TO-DO LIST
1.
Integrate portfolios
Obtain required shareholder and regulatory approvals
Continued focus on cost reduction while combining assets, accounting systems,
HR functions, etc.
Evaluate outsourcing arrangements relative to Dynegy’s ability to absorb with little incremental costs
2.
Streamline “right-hand” side of balance sheet
Simplify/streamline debt structure to reduce fees and maximize capital availability for shareholders
3.
Optimize “left-hand” side of balance sheet
Rationalize asset portfolios to create maximum efficiency and focus while releasing excess capital for shareholders
Dynegy will maintain its focus on continuing operations
while working to diligently complete LS Power integration

11 Appendix

FRCC FRCC
SPP SPP
MAIN MAIN
ERCOT ERCOT
WECC WECC
SERC SERC
Midwest
3,452 MW Coal/Oil
4,099 MW Gas
South
1,566 MW Gas
Northeast
1,340 MW Gas/Oil
371 MW Coal
1,092 MW Gas
U.S. PORTFOLIO
11,920 net MW
POWER GENERATION PORTFOLIO
POWER GENERATION PORTFOLIO
Diversified assets
36% baseload, 19% intermediate,
45% peaking
32% coal/oil, 11% dual fuel,
57% gas
Coal plants perform in
current high gas price
environment
Gas plants present upside
for future
Predictable maintenance capital
Scaleable systems with multi-fuel
logistical expertise

$0
$30
$60
$90
J F M A M J J A S O N D
COMMODITY PRICING
COMMODITY PRICING
($/MWh)
2005 Actual 2006 Actual/Forward as of 7/11/06 (1) 2006 Actual/Forward as of 10/17/06 (2)
Cin Hub/Cinergy
2005A:  $63.65
2006A/F (Oct):  $51.23
2006A/F (July):  $50.39
(1) Pricing as of 7/11/06, which was the basis for estimates as presented 8/09/06.  Prices reflect actual day ahead on-peak settlement prices for
Jan. – July 11 and quoted forward on-peak monthly prices for July 12 – Dec. 2006.
(2) Pricing as of 10/17/06, which was the basis for estimates as presented 11/08/06.  Prices reflect actual day ahead on-peak settlement prices for
Jan. – Oct. 17 and quoted forward on-peak monthly prices for Oct. 18 – Dec. 2006.
$0
$25
$50
$75
$100
$125
J F M A M J J A S O N D
New York Zone G
2005A:  $92.39
2006A/F (Oct):  $74.70
2006A/F (July):  $76.88
$0
$25
$50
$75
$100
$125
J F M A M J J A S O N D
ERCOT
2005A:  $79.89
2006A/F (Oct):  $61.27
2006A/F (July):  $65.33
($/MWh)
$0
$5
$10
$15
J F M A M J J A S O N D
($/MMBtu)
Natural Gas
2005A:  $8.80
2006A/F (Oct):  $6.65
2006A/F (July):  $6.93
($/MWh)

REPORTED FINANCIAL PERFORMANCE

($ in MM, except per share amounts)

DYNEGY

RESULTS OF OPERATIONS	Three Months Ended Sept. 30 2005	Three Months Ended Sept. 30 2006	Nine Months Ended Sept. 30 2005	Nine Months Ended Sept. 30 2006
GEN - Midwest	$ 104	$ 34	$ 280	$ 286
GEN - Northeast	56	41	64	83
GEN - South	17	17	18	8
Total Generation Business	$ 177	$ 92	$ 362	$ 377
CRM	(25)	(1)	(226)	3
NGL[1]	88	2	229	3
Other	(26)	(31)	(329)	(74)
EBITDA	$ 214	$ 62	$ 36	$ 309
Depreciation and Amortization[2]	(58)	(57)	(202)	(174)
Interest Expense and Debt Conversion Costs[2]	(114)	(107)	(324)	(559)
Income Tax Benefit[2]	(13)	33	282	149
Net Income (Loss)	$ 29	$ (69)	$ (208)	$ (275)
Less: Preferred Stock Dividends	6	-	17	9
Net Income (Loss) Applicable to Common Shareholders	$ 23	$ (69)	$ (225)	$ (284)
Diluted Earnings (Loss) Per Share	$ 0.06	$ (0.14)	$ (0.59)	$ (0.64)
Significant Items (After-Tax)[3] - Included in Net Income (Loss) Above				
Debt Conversion Costs	$ -	$ -	$ -	$ (159)
Sithe Subordinated Debt Exchange Charge	-	(23)		(23)
Acceleration of Financing Costs	-	-	-	(22)
Asset Impairment	-	(61)	-	(67)
Legal and Settlement Charges	(15)	(14)	(191)	(35)
Toll Settlement/Restructuring Charges	-	-	(109)	-
Discontinued Operations	43	-	97	-
Tax - Release of Valuation Allowance/Other	-	-	112	-
CASH FLOW PROVIDED BY (USED IN) OPERATIONS	$ (169)	$ 188	$ (178)	$ (180)

(1) NGL financial results included in discontinued operations.
(2) Includes results from continuing and discontinued operations.
(3) Reflects amounts included on the significant items schedule attached to the third quarter 2006 earnings release.

14

3Q 2006 RESULTS: GEN – MIDWEST
($ in MM)
3Q 2006 RESULTS: GEN – MIDWEST
($ in MM)
3Q 2006 EBITDA improved 25%, excluding asset
impairment charge, primarily due to higher realized
prices and impact of MtM activity
3Q 2005 included $9 MM G&A expense, which is no longer
allocated to business segments; YTD 2005 G&A $26 MM
Net volumes generated 5.7 MM MWh, down 9%
YTD 2006 capex lower than YTD 2005 due to timing of
major maintenance and PRB conversions
Average Actual On-Peak Market Power Prices:
($/MWh) 3Q 2005 3Q 2006
Cin Hub/Cinergy $80 $58
NI Hub/ComEd $75 $58
2005 2006 2005 2006
EBITDA 104 $        34 $           280 $         286 $
Asset Impair. -             96              -             96
104 $        130 $        280 $         382 $
3 Months Ended Sept. 30 9 Months Ended Sept. 30
$375-395E
$58A
EBITDA
CapEx
2005 2006
$74A
$355A
2005 2006
FY
FY
$286A
$280A
YTD
YTD
$85E
$113A

3Q 2006 RESULTS: GEN – NORTHEAST
($ in MM)
3Q 2006 RESULTS: GEN – NORTHEAST
($ in MM)
3Q 2006 EBITDA decreased primarily due to
compressed spark spreads and lower coal margins,
and includes $6 MM fuel oil inventory write-down
3Q 2005 included $7 MM G&A expense, which is no longer
allocated to business segments; YTD 2005 G&A $18 MM
Net volumes generated 1.7 MM MWh, down 49%
Decline primarily due to compression of spark spreads,
causing decreased run-time at Roseton and Independence
Average Actual On-Peak Market Power Prices:
($/MWh) 3Q 2005 3Q 2006
NY – Zone G $110 $84
NY – Zone A $91 $62
($/MMBtu)
Fuel Oil Delivered $7.88 $7.88
$83A
$12A
EBITDA
CapEx
2005 2006
$11A
$64A
2005 2006
YTD
YTD
$100-110E
$53A
FY
FY
$30E
$21A
2005 2006 2005 2006
EBITDA 56 $           41 $           64 $           83 $
3 Months Ended Sept. 30 9 Months Ended Sept. 30

3Q 2006 RESULTS: GEN – SOUTH
($ in MM)
3Q 2006 RESULTS: GEN – SOUTH
($ in MM)
3Q 2006 EBITDA remained flat primarily due to lower
ancillary service revenue and lower MtM income,
offset by improved results from peaking facilities
3Q 2005 included $3 MM G&A expense, which is no longer
allocated to business segments; YTD 2005 G&A $9 MM
Net volumes generated 966,000 MWh, up 4%
(1)
ERCOT and Southern prices decreased approximately
33% on average compared to 3Q 2005
Average Actual On-Peak Market Power Prices:
($/MWh) 3Q 2005 3Q 2006
ERCOT $107 $72
Southern $90 $61
($/MMBtu)
Natural Gas
(2)
$9.66 $6.08
(1) Volumes calculated excluding assets sold.
(2) Calculated as the average of daily gas prices for the period.
$8A
$16A
EBITDA CapEx
2005 2006
$2A
$18A
2005 2006
YTD
YTD
$0E
$20E
2005 2006
$9A
$(4)A
2005 2006
FY FY
YTD
YTD
FY
FY
2005 2006 2005 2006
EBITDA 17 $           17 $           18 $           8 $
Asset Impair. -             -             -             9
17 $           17 $           18 $           17 $
3 Months Ended Sept. 30 9 Months Ended Sept. 30

3Q 2006 RESULTS: CRM
($ in MM)
3Q 2006 RESULTS: CRM
($ in MM)
3Q 2006 earnings benefited from expiration of the Gregory toll in July 2005 and elimination of the
Sterlington toll in 1Q 2006, partially offset by $22 MM legal and settlement charges
3Q 2005 included $21 MM gain on settlement of legacy emissions transaction, offset by $29 MM legal and settlement charges
Independence toll charge in 2005 resulted from write-off of power tolling contracts which became intercompany agreements upon acquisition of Sithe Energies
YTD 2006 cash flow includes payment of $370 MM to exit Sterlington toll
YTD 2005 cash flow benefited from net returns of cash collateral as letters of credit were substituted as collateral, offset by payments for tolling arrangements
2005 2006 2005 2006
Earnings (Loss) Before Interest, Taxes and Depr. and Amort. (25) $          (1) $             (226) $        3 $
Independence Toll Charge -              -              169             -
Legal and Settlement Charges 29               22               29               53
Discontinued Operations 2                 -              (3)                -
6 $              21 $            (31) $          56 $
Cash Flow From (Used In) Operations (105) $        22 $            (64) $          (370) $
3 Months Ended Sept. 30 9 Months Ended Sept. 30

3Q 2006 RESULTS: OTHER
($ in MM)
3Q 2006 RESULTS: OTHER
($ in MM)
Other operating loss consists primarily of general and administrative costs and legal and settlement charges, offset by interest income
2005 legal and settlement charges related to shareholder class action and derivative lawsuit settlements and associated legal expenses
Cash flow used in operations primarily relates to interest payments
(1)
and general and
administrative costs, including annual employee benefits; YTD 2005 cash flow includes $255 MM of payments for settlement of shareholder class action and derivative litigation
2005 2006 2005 2006
Loss Before Int., Taxes and Depr. and Amort. (26) $             (31) $             (329) $          (74) $
Legal and Settlement Charges (4)                  -                249               2
(30) $             (31) $             (80) $             (72) $
Cash Flow Used In Operations (287) $          (66) $             (709) $          (313) $
3 Months Ended Sept. 30 9 Months Ended Sept. 30
(1) Interest payments associated with Sithe debt are included in generation business cash flow.

2006 CASH FLOW ESTIMATES: GAAP BASIS
2006 CASH FLOW ESTIMATES: GAAP BASIS
CRM cash flow includes settlement of Enron trade credit litigation
GEN maintenance capex reduced to $135 MM due to careful focus on managing costs and project evaluation
Other primarily includes G&A costs of approximately $140 MM and cash interest payments of approximately $335 MM
As Presented November 8, 2006; Based on Price Curves as of October 17, 2006
($ in millions)         GEN             CRM         OTHER 2006 Total
GAAP OCF $ 530-575 $ (465) $ (420) $ (355-310)
GAAP ICF
Capex - Maintenance (135)                -                  (5)                    (140)
Capex - Development (10)                  -                  -                  (10)
Proceeds from Asset Sales and Acquisitions, Net 375                 -                  -                  375
Return of Cash Collateral Posted for Oct. 2005 LC Facility -                  -                  335                 335
Cash Collateral Posted for April 2006 LC Facility -                  -                  (200)                (200)
Free Cash Flow $ 5-50
Add Back: Capex - Development 10                   -                  -                  10
Add Back: Sterlington Toll Settlement Payment -                  370                 -                  370
Add Back: Cash Collateral Posted for April 2006 LC Facility -                  -                  200                 200
Less: Proceeds from Asset Sales and Acquisitions, Net (375)                -                  -                  (375)
Less: Return of Cash Collateral Posted for Oct. 2005 LC Facility -                  -                  (335)                (335)
Add Back/Less:  Legal Settlements -                  80                   (20)                  60
Free Cash Flow - Core Business $ (65-20)
Note:  2006 estimates are presented on a GAAP basis and are based on quoted forward commodity price curves as of October 17, 2006.  Actual results may vary materially from these estimates based on changes in commodity prices, among other things, including operational activities, legal settlements, financing or investing activities and other uncertain or unplanned items.  Core business represents continuing operating results, excluding significant items.

2006 EARNINGS ESTIMATES: GAAP BASIS

DYNEGY

($ in millions)	Midwest	Northeast	South	Total GEN	CRM	OTHER	2006 Total
EBITDA Estimates	$ 375-395	$ 100-110	$ 0	$ 475-505	$ (5)	$ (105)	$ 365-395
Depreciation	(175)	(25)	(25)	(225)	-	(10)	(235)
Interest							(630)
Tax Benefit							184-174
Preferred Dividend							(9)
Net Loss Applicable to Common Shareholders - GAAP							**$ (325-305)**
Add Back: Premiums on Liability Management Activities, Pre-Tax (1)							250
Add Back: Accelerated Deferred Financing Costs, Pre-Tax (2)							35
Add Back: Sithe Debt Exchange Charge, Pre-Tax (2)							35
Add Back: Asset Impairment, Pre-Tax (GEN) (3)							95
Add Back: Legal and Settlement Charges, Pre-Tax (CRM) (3)							55
Less: Tax Benefit from Items Above							(170)
Net Loss Applicable to Common Shareholders - Core Business							**$ (25-5)**

- Midwest EBITDA impacted by Bluegrass asset impairment recorded in 3Q 2006 and lower expected natural gas prices
- CRM includes $20 MM charge for settlement of Enron trade credit litigation recorded in 3Q 2006
- Other primarily includes G&A costs of approximately $140 MM, offset by approximately $35 MM net interest and other income
- Interest expense of $630 MM reflects savings from recent debt reduction, more than offset by $250 MM in premiums and costs related to liability management activities and $35 MM accelerated deferred financing costs; also includes $35 MM charge for Sithe subordinated debt exchange

Note: 2006 estimates are presented on a GAAP basis and are based on quoted forward commodity price curves as of October 17, 2006. Actual results may vary materially from these estimates based on changes in commodity prices, among other things, including operational activities, legal settlements, financing or investing activities and other uncertain or unplanned items. Core business represents continuing operating results, excluding significant items.
(1) Included in debt conversion costs for income statement purposes; (2) Included in interest expense for income statement purposes;
(3) Included in EBITDA calculation for income statement purposes.

21

DEBT AND OTHER OBLIGATIONS CHART –
AS OF 9/30/06 ($ in MM)
DEBT AND OTHER OBLIGATIONS CHART –
AS OF 9/30/06 ($ in MM)
Dynegy Inc..
Dynegy Power Corp.
Central Hudson
(4)
$812
Dynegy Holdings Inc.
Revolver
(1)
$0
Synthetic LC Facility
(2)
$200
Term Loan
(3)
$150
Second Secured Notes $11
Sr. Unsec. Notes/Debentures
$2,397
Subordinated Debentures $200
Sithe Energies
Senior Debentures                   $447
Secured
Secured Non-Recourse
Unsecured
(1) Represents drawn amounts under the revolver as of 9/30/06.
(2) Proceeds from this facility have been drawn and fully collateralize the issuance of letters of credit.
(3) Expected to be repaid with the proceeds from the assumed closing of the Rockingham asset sale in 4Q 2006.
(4) Central Hudson lease payments are unsecured obligations of Dynegy Inc., but are a secured obligation of an unrelated third party (“lessor”) under the lease.  DHI has guaranteed the lease payments on a senior unsecured basis.  Amount reflects PV (10%) of future lease payments as of 9/30/06.
Total: $4.2 B

DEBT AND LEASE OBLIGATIONS ($ in MM)
DEBT AND LEASE OBLIGATIONS ($ in MM)
Net decrease in debt from 12/31/05 to 9/30/06
primarily reflects the following:
$1.7 B repayment of SPNs
$225 MM repayment of convertible subordinated
debentures
$400 MM redemption of Series C preferred
$419 MM elimination of Sithe subordinated debt,
offset by
$200 MM addition of term credit facility due 2012
$1,047 MM addition of senior unsecured notes due 2016
$150 MM addition of term loan
12/31/03 12/31/04 12/31/05 9/30/06
Secured Obligations 4,087 $         2,536 $         1,749 $       361 $
Secured Non-Recourse Obligations -               -               885             447
Unsecured Obligations 2,891           2,587           2,583          3,409
Preferred 411              400              400             -
Total Obligations 7,389 $         5,523 $         5,617 $       4,217 $
Cash on Hand 477 $           628 $           1,549 $       388 $
Note:  Debt includes par value debt obligations and obligations for Central Hudson.  Debt as of 9/30/06 excludes $470 MM revolving credit facility due 2009 as it is currently undrawn.
12/31/03 12/31/04
$7,389
$5,523
12/31/05
$5,617
9/30/06
$4,217

DEBT MATURITY PROFILE ($ in MM)
DEBT MATURITY PROFILE ($ in MM)
$60
$40
$269
$57
$0
$1,584
$687
$568
$10
$575
$982
12/31/05: $4.8 B
Note: Annual maturities reflect par value debt obligations, excluding Central Hudson lease payments. 2006 includes $150 MM term loan, which is expected to be repaid following receipt of proceeds from the sale of Rockingham in 4Q 2006.  Actual term loan maturity date is the earlier of (a) five business days after the completion of the Rockingham sale or (b) 1/31/12. Debt as of 9/30/06 excludes $470 MM revolving credit facility due 2009 as it is currently undrawn.
2006 2007 2008 2009 2010 2011
2012
2013 2014 2015 2016+
$169
$40
$44
$57
$0
$1,597
$73
$568
$0
$775
$82
2006 2007 2008 2009 2010 2011 2012
2013 2014 2015 2016+
9/30/06: $3.4 B

COLLATERAL POSTED ($ in MM)
COLLATERAL POSTED ($ in MM)
Collateral reduced from year-end 2005
Decrease in generation business collateral due to decreased prices, expiration of certain hedge positions and West Coast Power sale completion
CRM decrease also due to price changes
$0
$100
$200
$300
$400
$500
$600
9/05
12/31/05 9/30/06 11/3/06
CRM 91 $         55 $         52 $
GEN 280          153          139
NGL -           -           -
Other 10            7             7
Total 381 $       215 $       198 $
Cash 122 $       27 $         29 $
LCs 259          188          169
Total 381 $       215 $       198 $
12/05 3/06 6/06 9/06

LIQUIDITY ($ in MM)
LIQUIDITY ($ in MM)
Decrease in cash on hand from 3/31/06 primarily due to liability management activities and repayment of debt obligations, offset by receipt of proceeds from issuance of new unsecured notes and equity offering
Liquidity figure above excludes $27 MM cash collateral posted as of 9/30/06
Cash Availability
$580
$1,620
9/30/05 12/31/05 3/31/06
$1,913
9/30/06
$846
6/30/06
$864

DYNEGY GENERATION FACILITIES
DYNEGY GENERATION FACILITIES
Net Primary Dispatch Previous New NERC
Region/Facility
(1)
Location Capacity
(2)
Fuel Type Type NERC Region Region (ISO)
(3)
MIDWEST
Baldwin Baldwin, IL 1,806 Coal Baseload MAIN (Midwest) SERC (MISO)
Havana
Units 1-5 Havana, IL 242 Oil Peaking MAIN (Midwest) SERC (MISO)
Unit 6 Havana, IL 448 Coal Baseload MAIN (Midwest) SERC (MISO)
Hennepin Hennepin, IL 301 Coal Baseload MAIN (Midwest) SERC (MISO)
Oglesby Oglesby, IL 63 Gas Peaking MAIN (Midwest) SERC (MISO)
Stallings Stallings, IL 89 Gas Peaking MAIN (Midwest) SERC (MISO)
Tilton Tilton, IL 188 Gas Peaking MAIN (Midwest) SERC (MISO)
Vermilion Oakwood, IL 194 Coal/Gas/Oil Baseload/Peaking MAIN (Midwest) SERC (MISO)
Wood River
Units 1-3 Alton, IL 133 Gas Peaking MAIN (Midwest) SERC (MISO)
Units 4-5 Alton, IL 461 Coal Baseload MAIN (Midwest) SERC (MISO)
Rocky Road East Dundee, IL 364 Gas Peaking MAIN (Midwest) RFC (PJM)
Riverside/Foothills Louisa, KY 940 Gas Peaking ECAR (Midwest) RFC (PJM)
Rolling Hills Wilkesville, OH 970 Gas Peaking ECAR (Midwest) RFC (PJM)
Renaissance Carson City, MI 776 Gas Peaking ECAR (Midwest) RFC (MISO)
Bluegrass
(4)
Oldham Cty, KY 576 Gas Peaking ECAR (Midwest) RFC (LG&E)
Midwest Combined 7,551
NORTHEAST
Independence Scriba, NY 1,092 Gas Intermediate NPCC (Northeast) NPCC (NYISO)
Roseton
(5)
Newburgh, NY 1,210 Gas/Oil Intermediate NPCC (Northeast) NPCC (NYISO)
Danskammer
Units 1-2 Newburgh, NY 130 Gas/Oil Peaking NPCC (Northeast) NPCC (NYISO)
Units 3-4
(5)
Newburgh, NY 371 Coal/Gas/Oil Baseload NPCC (Northeast) NPCC (NYISO)
Northeast Combined 2,803

DYNEGY GENERATION FACILITIES
(CONTINUED)
DYNEGY GENERATION FACILITIES
(CONTINUED)
Net Primary Dispatch Previous New NERC
Region/Facility
(1)
Location Capacity
(2)
Fuel Type Type NERC Region Region (ISO)
(3)
SOUTH
Calcasieu Sulphur, LA 347 Gas Peaking SERC (Southeast) SERC
Heard County Heard Cty, GA 566 Gas Peaking SERC (Southeast) SERC
Black Mountain
(6)
Las Vegas, NV 43 Gas Baseload WECC (West) WECC
Cogen Lyondell Houston, TX 610 Gas Baseload ERCOT (Texas) ERCOT (ISO)
South Combined 1,566
TOTAL DYNEGY GENERATION 11,920
(6) DYN owns a 50% interest in this facility and the remaining 50% interest is held by Chevron, our significant shareholder.
(3) As of January 1, 2006, the NERC regions of MAIN, MACC and ECAR have merged to become Reliability First Corporation (RFC).
Ameren, the parent company of Illinois Power in whose control area all of our coal-fired units reside (previously part of MAIN), chose not to join RFC and instead chose to join SERC.  The New NERC Regions as listed above reflect this change.
(1) DYN owns 100% of each unit listed except as otherwise indicated.  For each unit in which DYN owns less than a 100% interest, the Total Net Capacity set forth in this table includes only DYN's proportionate share of such unit's gross generating capacity.
(2) Unit capabilities are winter ratings as provided to regional reliability councils.
(5) DYN entered into a $920 MM sale-leaseback transaction for the Roseton facility and units 3 and 4 of the Danskammer facility in
2001.  Cash lease payments extend until 2029 and include $60 MM in 2006, $108 MM in 2007, $144 MM in 2008, $141 MM in 2009,
$95 MM in 2010 and $112 MM in 2011.  GAAP lease payments are $50.5 MM through 2030 and decrease until last GAAP lease payment in 2035.
(4) Effective September 1, 2006, Bluegrass became part of the Louisville Gas & Electric ISO.

Dynegy-LS Power Supplemental Information

DYNEGY

		✓	✓	✓	✓	✓	✓		✓	✓
		✓	✓			✓		✓		✓
		✓	✓	✓	✓	✓	✓	✓	✓	✓
		✓	✓	✓		✓				
		✓				✓				
		✓	✓	✓						
		✓								
		✓	✓	✓						
		✓

GREENFIELD DEVELOPMENT
GREENFIELD DEVELOPMENT
More than 7,600 MW in various stages of power generation development, with approximately 30% in advanced stages
Sandy
Creek Long Leaf
White Pine/
Egan Elk Run
Plum Point
Unit 2 High Plains Five Forks
West
Deptford West Texas
Texas Georgia Nevada Iowa Arkansas Colorado Virginia New Jersey Texas
Coal/800 Coal/1,200
Coal/Wind
1,600/200
Coal/750 Coal/665 Coal/600 Coal/800 Coal/500
Natural
Gas/500
Application Filed
Permit Issued
Application Filed
Draft Permit Issued
Application Filed
Permit Issued
Water Supply Secured/Available
Fuel/MW
Site Secured
Zoning Approved/Not Required
Location
Solid
Waste
Permit
Water
Discharge
Permit
Air
Permit
N/A
N/A

SIGNIFICANT REPOWERING OPPORTUNITIES
SIGNIFICANT REPOWERING OPPORTUNITIES
Bridgeport (Connecticut)
Addition of up to 320-MW peaking capacity on existing site
Ability to capture energy, capacity and ancillary revenues
South Bay (California)
Pursuing replacement of current plant with 500-MW CCGT on adjacent site
Would provide much needed power and grid stability in major load pocket with reduced emissions profile
Have requisite emission reduction credits on hand
Morro Bay (California)
Pursuing 1,200-MW CCGT development on adjacent parcel; design based on recent Moss
Landing 1,000 MW development
All permitting complete except NPDES permit
Eligible for energy, capacity and ancillary revenues
Oakland (California)
Repowering of existing site to 250-MW combined cycle project on adjacent site
Significant interest from regional load-serving entities

DEBT AND OTHER OBLIGATIONS
PRO FORMA AS OF 12/31/06
DEBT AND OTHER OBLIGATIONS
PRO FORMA AS OF 12/31/06
Dynegy Power Corp.
Central Hudson
(4)
$801
Dynegy Holdings Inc.
$470 Million Revolver
(1)
$0
Synthetic LC Facility
(2)
$200
Term Loan
(3)
$0
Second Secured Notes              $11
Sr. Unsec. Notes/Deb.           $2,397
Subordinated Debentures       $200
Secured
Secured Non-Recourse
Unsecured
Note: Represents pro forma debt balances as of 12/31/06, except for Plum Point, which reflects net debt as of 6/30/06.
(1) Represents drawn amounts under the revolver as of 9/30/06; assumed to be undrawn as of 12/31/06.
(2) Proceeds from this facility have been drawn and fully collateralize the issuance of letters of credit.
(3) Repaid on 11/15/06 with the proceeds from the closing of the Rockingham asset sale.
(4) Central Hudson lease payments are unsecured obligations of Dynegy Inc., but are a secured obligation of an unrelated third party (“lessor”) under the lease.
DHI has guaranteed the lease payments on a senior unsecured basis.  Amount reflects PV (10%) of future lease payments as of 12/31/06.
(5) See the Appendix for more details about the LS Power debt portfolio.
(6) See the Appendix for more details about the Plum Point debt.
LS Holdco
($ in millions)
Dynegy Inc..
Synthetic LC Facility $185
Jr. Sub. Note to LSP $275
Sithe Energies
Senior Debentures      $428
LS Power Portfolio
(5)
1st Lien $1,502
2nd
Lien $200
Operating Assets $1,702
Plum Point, Net
(6)
$106
Total $1,808

DYNEGY

LS Power Portfolio

Kendall

1st Lien LC Facility	$0
1st Lien Term Loan	$402

Griffith

1st Lien Facility(2)	$70

Ontelaunee

1st Lien Term Loan	$95
2nd Lien Term Loan	$50

LSP Gen Finance Co.

1st Lien Term Loans	$935
2nd Lien Term Loan	$150
$100 MM 1st Lien Revolver(1)	$0
1st Lien LC Facilities(1)	$0

Plum Point Energy Assoc.

1st Lien Term Loan(3)	$376
2nd Lien Term Loan(3)	$155
$50 MM 1st Lien Rev.(1)	$0
Synthetic LC Facility(4)	$102
Tax Exempt Notes(3)	$100
Sub-Total	$733
Less: Cash(5)	($627)
Total, Net	$106

Total LS Power Amounts Outstanding	
1st Lien Debt	$ 1,502 MM
2nd Lien Debt	200 MM
Operating Assets	$ 1,702 MM
Plum Point, Net	106 MM
Total	$ 1,808 MM

Key: Secured Non-Recourse

Note: Represents pro forma debt balances as of 12/31/06, except for Plum Point, which reflects net debt as of 6/30/06. Plum Point is expected to be consolidated in Dynegy's financial results, but the facility will be only 70% owned by the new company.

(1) Facilities assumed to be undrawn as of 12/31/06. LSP Gen Finance Co. First Lien LC Facility excludes $512 MM letters of credit posted as of September 2006.
(2) First lien facility to be entered into upon expected closing of transaction.
(3) Does not reflect a total of $525 MM restricted cash.
(4) $102 MM Synthetic LC Facility is undrawn and collateralizes tax exempt notes.
(5) Consists of $525 MM restricted cash plus $102 MM cash collateral in support of the Synthetic LC Facility.

33

CONTRACTED CASH FLOWS
CONTRACTED CASH FLOWS
LS Power counterparties are highly rated
Combined financial profile more stable than
stand alone
Minimal capex requirements, low operating
risk, new assets and proven technology
results in significant free cash flow
Contracted cash flow facilitates rapid deleveraging,
shifting value to all of Dynegy’s shareholders
% of Forecasted Margin Contracted
2007 2008 2009 2010 2011
75%
22%
52%
57%
69%
LS Power Portfolio
Note: Includes Plum Point.

LS POWER OPERATING PORTFOLIO
GENERATION FACILITIES
LS POWER OPERATING PORTFOLIO
GENERATION FACILITIES
Capacity Contracted
Region Facility State (Net MW) Capacity / Type Fuel Dispatch
West Moss Landing 1&2 CA 1,020 Hedge Gas – CCGT Baseload
Moss Landing 6&7 CA 1,509 Toll Gas Peaking
Morro Bay CA 650 Toll Gas Peaking
South Bay CA 700 RMR Condition 2 Gas Intermediate
Oakland CA 165 RMR Condition 1 Oil Peaking
Arlington Valley AZ 570 Hedge Gas – CCGT Intermediate
Griffith
AZ 575 Hedge Gas – CCGT Intermediate
Northeast
Bridgeport CT 490 RMR Gas – CCGT Baseload
Casco Bay ME 520 Hedge Gas – CCGT Baseload
Ontelaunee PA 560 Hedge Gas – CCGT Intermediate
Midwest Kendall IL 1,160 Toll Gas – CCGT Intermediate
Plum Point(1) AR 265 Hedge/PPAs Coal Baseload
Total 8,184
(1) Represents net 70% ownership.